TRUST DEED

This Trust Deed (this "**Deed**") is made on 17 July 2023

AMONG:

(1) **BELIVE HOLDINGS**, a company incorporated under the laws of the Cayman Islands (company number: 398086) with a registered office at 71 Fort Street, PO Box 500, George Town, Grand Cayman, KY1-1106, Cayman Islands (the "**Company**");

(2) **SINGAPORE GLOBAL TRUST PTE. LTD.**, a company incorporated under the laws of Singapore (UEN: 202133333k) with a registered office at 26A Ann Siang Road #04-00, Singapore 069706 (the "**Trustee**", which expression shall, where the context so admits, includes any nominee or successor or additional trustee for the time being of this Deed); and

(3) **BSIP (BVI) COMPANY LIMITED**, a company incorporated under the laws of the British Virgin Islands (company number: 2087839) with a registered office at OMC Chambers, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands (the "**Nominee**", which expression shall, where the context so admits, includes any nominee or successor or additional trustee for the time being of this Deed).

WHEREAS:

(A) The Company has adopted the Scheme on 17 July 2023 and intends to establish the Trust for the purpose of holding the Trust Shares and Trust Shares underlying the Options through the Nominee for the benefit of the Participants (as defined below) pursuant to the Scheme and this Deed.

(B) The Trustee has agreed to be the trustee of the Trust hereof and to act in accordance with the terms and conditions set out in this Deed.

(C) The Nominee, a wholly owned subsidiary of the Trustee, has agreed to be a party under this Deed and to hold the Trust Shares and Trust Shares underlying the Options in accordance with this Deed.

(D) The Scheme Committee shall provide recommendations, advice or instructions to the Trustee in connection with the administration of the Trust.

(E) The Company has transferred the Initial Trust Fund to the Trustee to be held by the Trustee upon trust and subject to the terms and conditions set out in this Deed.

NOW THEREEFORE,

IT IS AGREED as follows:

1 Definitions

1.1 In this Deed, unless the context indicates otherwise the following words and phrases mean:

"**Articles**" means the articles of association of the Company, as amended from time to time.

"**Board**" means the board of Directors of the Company.

"**Business Day**" means a day on which trading banks are open for business, excluding a Saturday, Sunday or a public holiday in the Cayman Islands, the British Virgin Islands and Singapore.

"**Company**" has the meaning given to in the Recitals.

"**Director(s)**" means a director of any Group Company.

“**Group**” means the Company, BeLive BVI, BeLive Singapore and BeLive Vietnam and “**Group Company**" means any one of them.

“**Initial Trust Fund**” means the sum of $100.

"**Nominee**” has the meaning given to it in the Recitals.

“**Participants**” means the Grantees (as defined under the Scheme) or the beneficial owners of the Trust Shares pursuant to the terms of this Deed (as the case may be).

“**Rights**” means any rights or (not being by way of a pro rata bonus issue of Shares or other securities) to acquire Shares, Trust Shares, or other securities issued or to be issued by the Company.

“**Rules**” means the rules governing the operation of the Scheme.

“**Scheme**” means the Share Option Scheme 2023 adopted by the Company on 17 July 2023, the Rules of which have been delivered to the Trustee (and receipt of which the Trustee hereby acknowledges), as the same may be modified or altered from time to time.

“**Scheme Committee**” means prior to the completion of the Qualified Listing (as defined in the Scheme), the specified members of the Board and senior management of the Company who have been appointed from time to time to administer the Scheme; and upon the completion of the Qualified Listing, the compensation committee of the Company.

“**Shares**” means the ordinary shares of the Company.

“**Tag Majority Shareholder**” has the meaning given to it in clause 9.2.2.

“**Termination Date**” means the date determined pursuant to clause 14.1.

"**Trust**” means the trust created pursuant to this Deed.

"**Trustee**” has the meaning given to it in the Recitals.

“**Trust Period**” means the period of 100 years commencing on the date of this Deed.

“**Trust Property**” means:

(a) the Initial Trust Fund;

(b) the Trust Shares and the Trust Shares underlying the Options;

(c) any further and additional funds or property which any person may donate or to or vest or cause to be donated or vested into the Trust to be held by the Trustee upon trust for the benefit of the Participants and with and subject to the powers and provisions of this Deed; and

(d) any accumulations of income arising from sub-clauses (a) to (c) above.

“**Trust Shares**” means the Shares issued by the Company to the Nominee pursuant to the Scheme, from time to time and held in trust by the Trustee through the Nominee for and on behalf of the Participants under the terms of this Deed.

“**Trust Shares underlying the Options**” means the Shares underlying the applicable Employee Options (as defined in the Scheme) granted pursuant to the Scheme, from time to time and held in trust by the Trustee through the Nominee for and on behalf of the Participants under the terms of this Deed.

1.2 Unless otherwise indicated, in this Deed, references to:

(a) any provision of any statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under such re-enactment;

(b) costs, charges, remuneration or expenses shall be deemed to include, in addition, goods and services, value added and other duties or tax (other than income tax) charged or chargeable in respect thereof;

(c) clauses shall be construed as references to the clauses of this Deed;

(d) "$" shall be construed as references to the lawful currency for the time being of United States; and

(e) any action, remedy or method of judicial proceedings for the enforcement of rights of creditors shall be deemed to include, in respect of any jurisdiction other than Singapore, references to such action, remedy or method of judicial proceeding for the enforcement of rights of creditors available or appropriate in such jurisdiction as shall most nearly approximate to such action, remedy or method of judicial proceeding described or referred to in this Deed.

1.3 All terms and references used in this Deed and which are defined or construed in the Scheme, but are not defined or construed in this Deed, shall have the same meaning and construction in this Deed.

1.4 Words denoting the singular number only shall include the plural number and *vice versa* and words denoting the neuter or masculine gender only shall include the masculine and feminine gender or the neuter gender. Words denoting persons only shall include firms and corporations.

1.5 Unless the context otherwise requires, words or expressions contained in this Deed shall bear the same meanings as in the Companies Act 1967 of Singapore.

1.6 The headings to clauses are inserted for convenience only and shall not affect the construction of this Deed.

2 Establishment of Trust

2.1 Appointment of Trustee

The Company appoints the Trustee as the trustee of the Trust to hold the Trust Property upon trust through the Nominee for the benefit of the Participants and in the proportion that their respective beneficial share entitlements. The Trustee accepts the appointment as trustee of the Trust and declares that it holds the Trust Property upon trust through the Nominee and subject to the provisions set out in this Deed.

2.2 Revocability of Trust

This Trust is irrevocable.

2.3 Purpose of Trust

2.3.1 The purpose of the Trust is:

(a) the holding of Trust Shares and Trust Shares underlying the Options; and

(b) the holding of cash and other property arising from or relating to the Trust Shares referred to in clause 2.3.1(a) above;

for the benefit of the Participants in accordance with this Deed.

2.4 **Rights of the Company**

Nothing in this Deed confers or is intended to confer on the Company and/or any Group Company any charge, lien or any other proprietary right or proprietary or beneficial interest in the Shares held by the Trustee in accordance with this Deed.

3 Holding of Trust for Benefit of Participants

3.1 Trust Shares which are allotted to a Participant shall be issued and/or registered in the name of the Nominee for and on behalf of the Participant, and the Trustee shall hold such Trust Shares on trust through the Nominee for such Participants in accordance with their rights under this Deed.

3.2 From and including the date on which the Trustee holds any Trust Shares through the Nominee on behalf of a Participant in accordance with this Deed, the said Participant shall:

(a) be the beneficial owner of those Trust Shares; and

(b) subject to applicable laws, be entitled to deal with those Trust Shares as its beneficial owner in accordance with this Deed and the Rules.

3.3 Any dividends and other income received and any capital gains realized by the Trustee and any other moneys or property (whether real or personal) acquired by the Trustee arising from or in connection with the Trust Property shall be held by the Trustee as an addition to the Trust Property.

4 Trustee

4.1 Powers and Acts of Trustee

Except as provided in this Deed, the powers conferred on the Trustee by law and the acts permitted by the Trustee under this Deed shall only be exercised and carried out at the discretion of the Scheme Committee for the purposes of the Scheme and this Deed. The Scheme Committee will have the power to provide recommendations to, advice or instructions (as the case may be) to, or direct the Trustee in connection with the administration of the Trust.

4.2 Deemed Actions

Any transfer, distribution or payment made in good faith to a person believed by the Trustee to be entitled to receive it is, for the purposes of this Deed, deemed to be a transfer, distribution or payment (as the case may be) to the person entitled to receive it and is a valid discharge to the Trustee in respect of the transfer, distribution or payment.

4.3 Limitation on Trustee

Despite any other provision of this Deed, the Trustee is not permitted to offer, issue or acquire any Share or any right to any Share if to do so would contravene any applicable law and is not obliged to offer, issue or acquire any Share or any right to any Share where compliance with any applicable law would in the opinion of the Scheme Committee be unduly onerous or impractical.

4.4 Remuneration

The Trustee is not entitled to receive from the Trust any remuneration in respect of its performance of its obligations as trustee of the Trust. The Company may pay to the Trustee from the Company's own resources any remuneration and reimburse any expenses incurred by the Trustee as the Company and the Trustee may agree from time to time. The Trustee is entitled to retain for its own benefit any such remuneration or reimbursement.

4.5 Appointment of Trustee

The Company may, by deed delivered to the Trustee appoint, one or more persons to be a trustee or trustees in place of any trustee who has been dissolved, wishes to retire, is removed, refuses to act or is disqualified from acting as trustee.

4.6 Removal of Trustee

4.6.1 The retirement or removal of the Trustee shall not become effective until a new Trustee is appointed:

(a) the Trustee may retire at any time by giving not less than 30 Business Days' written notice to the Company, without assigning any reason therefor; or

(b) the Scheme Committee shall have power without assigning any reason therefor to remove the Trustee by giving not less than 30 Business Days' written notice (or in the case of any removal of the Trustee for cause, no notice shall be required).

4.7 New Trustee

A retiring Trustee or a Trustee who has been removed by the Company shall promptly and expeditiously execute all transfers, deeds and documents necessary to transfer the Trust Property into the name of such new trustee notified by the Company to the Trustee.

5 Trust Property

5.1 Trust Shares issued or to be issued under the Scheme shall:

(a) be subject to all the provisions of the Articles; and

(b) rank in full for all entitlements, including dividends or other distributions declared or recommended in respect of the then existing Shares and shall in all other respects rank *pari passu* with other existing Shares then in issue, except that they shall not rank for any dividend or other distribution or entitlement declared or recommended by the Company in respect of the then existing Shares before the date on which the Shares are allotted to the Participant and issued and/or registered in the name of the Nominee as set out in the Notice of Exercise (as defined in the Scheme), which shall be within sixty (60) Business Days of receipt of the Notice of Exercise and the Exercise Price (as defined in the Scheme).

6 Dealings with the Trust Property

6.1 Except as provided in this Deed and subject to the Scheme, the Trustee shall not have any power under this Deed or at law to encumber, sell, transfer or otherwise dispose of the Trust Property or any part thereof.

6.2 Qualified Listing (as defined in the Scheme)

6.2.1 In connection with a Qualified Listing, the Trustee may in good faith take such action in relation to the Trust Shares and Trust Shares underlying Options in accordance with the instructions of the Scheme Committee for purposes of facilitating the Qualified Listing including but not limited to:

(a) agreeing to such restructuring exercise generally applicable to shareholders of the Company; and or

(b) taking any such necessary steps, conducting any such actions for any and all matters arising out of and/or in relation to facilitating the Qualified Listing.

7 Register of Participants

7.1 Register

7.1.1. The Trustee must cause a register to be established and maintained containing the following details in respect of each Participant:

(a) Trust Shares and Trust Shares underlying Options acquired or granted (as the case may be) under the Scheme for the benefit of the Participant;

(b) any dividends, bonus shares, interest or other earnings or other amounts credited for the benefit of the Participant in accordance with the Scheme and/or this Deed;

(c) any proceeds from the sale or disposal of Trust Shares or entitlements in accordance with the Scheme and/or this Deed; and

(d) any other credit or debit made for the purposes of, or in accordance with the Scheme and/or this Deed.

7.2 Notification to Participants

At least once a year, at a time the Scheme Committee considers appropriate, the Scheme Committee shall, in writing, direct the Trustee to notify each Participant of the number of the Trust Shares and Trust Shares underlying Options standing to the credit of the account of the Participant and any other information as the Scheme Committee considers appropriate.

7.3 Audit of Register and Records

The Scheme Committee shall have the right to require the register and records maintained by the Trustee in connection with operation of the Scheme to be audited at the expense of the Company by a firm of public accountants selected by the Scheme Committee.

8 Rights Attached to Trust Shares

8.1 Dividends

Where the Trustee holds Trust Shares through the Nominee on behalf of a Participant, the dividends payable on those Trust Shares will be paid by the Company to the Trustee directly, and the Trustee will pay any such dividends to the relevant Participant as soon as reasonably practicable after those dividends are received by the Trustee.

8.2 Rights Issues

8.2.1. Subject to the Scheme, if the Company announces a Rights issue:

(a) the Trustee shall notify each Participant in writing of any Rights to acquire Shares or other securities to be issued by the Company which accrue to the Trust Shares held by the Trustee through the Nominee on behalf of that Participant, and such notification shall include all relevant details relating to the Rights;

(b) if a Participant wishes the Trustee to exercise all or part of the relevant Rights, he must, within 14 Business Days from the date of receipt of the notice referred to in clause 8.2.1, give written instructions to the Trustee to this effect and together with such instructions pay the issue price and any other related sums to the Trustee. The Trustee shall have no obligation to exercise the relevant rights if the Trustee does not receive the required funds from the Participant;

(c) any Shares or other securities allotted to the Nominee to be held by the Trustee as a result of the Trustee exercising Rights in accordance with this clause 8.2 must be credited to the account of that Participant; and

(d) if the Trustee does not receive any written instructions from the Participant, the Trustee shall have no obligation to do anything whatsoever with respect to the Rights.

8.3 Shares or securities acquired pursuant to clause 8.2 for the benefit of a Participant shall be subject to the same restrictions for the purposes of this Deed as the Trust Shares which give rise to the Rights.

8.4 Bonus Issues

8.4.1 Subject to clause 8.4.2, any bonus shares which are received by the Nominee to be held by the Trustee in respect of Trust Shares that, at the closing date for determining entitlements to those bonus shares, stand to the credit of a Participant's account are to be credited to the account of that Participant.

8.4.2. Bonus shares shall be held on the same terms as the Trust Shares in respect of which the bonus shares were issued.

8.5 **Voting Rights**

8.5.1 Where the Trustee holds Trust Shares through the Nominee on behalf of a Participant, all rights of voting conferred by the Trust Shares shall be exercised by the Trustee in such manner as directed by the Scheme Committee.

8.5.2 The Trustee shall not be under any liability or responsibility to any Participants in respect of any vote, action or consent given or taken or not given or taken by the Trustee whether in person or by proxy in accordance with the terms of this Deed, and, in particular but without limitation to the foregoing, the Trustee shall not incur any liability or responsibility by reason of any error of law or mistake of fact or any matter or thing done or omitted or approval voted or given or withheld by the Trustee under this Deed.

8.5.3 The phrase "rights of voting" or the word "vote" used under this clause 8.5 shall be deemed to include not only a vote at a meeting but any consent to or approval of any arrangement, scheme or resolution or any alteration in or abandonment of any

rights attaching to any part of the Shares and the right to requisition or join in a requisition to convene any meeting or to give notice of any resolution or to circulate any statement.

9 Disposal of Trust Shares

9.1 Voluntary Winding-Up

Upon the occurrence of a voluntary winding-up pursuant to the Scheme, subject to full payment made to all creditors in priority, payments owing to the Participants on their Trust Shares shall be distributed by the Trustee to the Participants pro rata according to the number of Trust Shares held by them respectively, and the Trustee shall not prefer the interests of any beneficiary or any class of beneficiaries over the others.

9.2 Sale

9.2.1 The Trustee must not encumber, sell, transfer or otherwise dispose of the Trust Shares or any part thereof, or accept any offer made for any Participant's Trust Shares, and the Trustee shall not give effect to any purported sale or acceptance by a Participant in respect of their Trust Shares, unless:

(a) in accordance with the instructions of the Participants;

(b) in accordance with the instructions of the Scheme Committee; or

(c) in accordance with clauses 9.2.2 and 9.3.

9.2.2 Subject to any provisions to the contrary in the Articles, the Participants agree that if:

(a) Shareholders holding 50% or more of the shareholding of the Company (the "**Tag Majority Shareholders**") propose to sell or transfer part or all of their Shares to a third party or cause the Company to effect a Change in Control (as defined in the Scheme);

The tag-along rights in respect of such Trust Shares shall be exercised by the Trustee in accordance with the instructions of the Scheme Committee, provided:

(a) no Participant will, or will be required to, make any representations, warranties, indemnities or guarantees in connection with any sale of Trust Shares under this clause except for usual warranties and representations as to the ownership by it of the Shares;

(b) the relevant Participants shall not be liable for any post-closing obligations save as may be required to transfer their Trust Shares pursuant to such transaction; and

(c) the terms of such sale shall otherwise be on terms similar to those offered to the Tag Majority Shareholders or Drag Majority Shareholders (as the case may be) who wish to accept the offer by the third party purchaser.

9.3 Application of Proceeds of Sale

9.3.1 On the sale of any Trust Shares, the Trustee shall apply the proceeds of sale (or cash received on the conversion of the non-cash consideration to cash, as the case may be):

(a) first, in payment of any stamp duty, tax, and other costs and expenses of the sale incurred by the Trustee (including an amount sufficient to meet the tax liability (if any) resulting from that sale); and

(b) the balance (if any) in payment to the relevant Participant pro rata according to the number of Trust Shares held by them respectively, and the Trustee shall not prefer the interests of any beneficiary or any class of beneficiaries over the others.

A Participant may agree with the Trustee to repay any debts owing or moneys payable to a Group Company, on their behalf from the proceeds of sale of the non-cash consideration.

9.4 Non-Cash Consideration

If non-cash consideration is received by the Trustee on behalf of the Participant for the Participant's Trust Shares, the Scheme Committee shall exercise its discretion to determine if the non-cash consideration should be (a) converted to cash (whether at such relevant date or some time in the future); or (b) distributed to the Participant taking into account the terms on which the non-cash consideration was received.

9.5 Compensation

9.6.1 In connection with the events in clauses **Error! Reference source not found.** and 9.2, the Scheme Committee may alternatively declare that fair and reasonable compensation (as confirmed in writing by the auditors of the Company, acting only as experts and not as arbitrators) be payable to the Participant.

9.6.2 If arrangements are made (which are confirmed in writing by the auditors of the Company, acting only as experts and not as arbitrators, to be fair and reasonable) for the compensation of the Participants, including without limitation by the payment of cash.

9.6.3 Where the Trustee is required to sell the Trust Shares under this clause 9, the Trustee may, with the Scheme Committee's prior approval, accumulate the Trust Shares (regardless of whether the Shares are of the same Participant) to be sold and deal with them all at or about the same time, provided that all outstanding sales are effected within 30 Business Days from the date of the direction to sell.

9.6.4 A Participant will not have any claim against the Trustee or the Company as a result of the exercise by the Trustee of a power, discretion or determination under this Deed regarding the time of sale of particular Trust Shares.

9.6 Unclaimed Moneys

If the Trustee cannot within 12 months from the date of sale of Trust Shares under this clause 9 contact the Participant at his or her last residential address as notified by the Participant known to it, to pay any balance of proceeds of sale of Trust Shares in accordance with this clause 9, then the Trustee must pay the proceeds to the Company, in full and complete release and discharge of its obligations under this clause 9.

10 Custody of Securities

10.1 For so long as the Nominee is the registered owner of the Shares, the Trustee shall retain custody of the certificates of title in respect of the Shares.

10.2 The Trustee may, with the Scheme Committee's prior written approval, place any securities or documents of title for the time being in the possession of the Trustee in connection with the trusts hereof in any bank or safe deposit or with any solicitor, and the Trustee shall not be responsible for any loss incurred by it doing so.

11 Costs and Expenses

11.1 The Scheme Committee may determine the manner in which any costs associated with the Trustee and the performance by the Trustee of its role and duties under this Deed and the Scheme, and costs incurred in the course of such performance are to be borne.

11.2 The Trustee shall, with the Scheme Committee's prior approval, have the power to deduct from any money otherwise payable to the Participant to pay any taxes (which includes any liability of the Trustee or the Company to pay to any person, whether by indemnity or otherwise, any amount for or on account of taxes however the rights of that person against the Trustee or the Company may arise), charges, expenses or other outgoings for which it may be accountable or liable as Trustee hereof or otherwise incurred by the Company in connection with the Trust Shares and Trust Shares underlying Options or the Participant's participation in the Scheme or anything done in connection herewith.

12 Indemnity

12.1 The Company hereby covenants with the Trustee that the Company will indemnify and continue to indemnify the Trustee:

(a) in respect of all liabilities, costs and expenses incurred by the Trustee in the execution or purported execution of the Trust or any of the powers, authorities or discretions vested in the Trustee; and

(b) from and against all actions, proceedings, costs, claims and demands in respect of any matter or thing done or omitted to be done in any way relating to this Deed or the Scheme,

other than claims arising from the fraud, gross negligence, wilful default, breach of trust, breach of duty under this Deed, breach of any obligations or terms under this Deed or the bad faith of or by the Trustee or any of its directors, officers or employees.

12.2 Except as expressly provided in this Deed, the Trustee has no right of indemnity against a Participant.

13 Trustee's Liability

13.1 The Trustee shall not be liable for any loss arising by reason of any act or thing done or mistake or omission made in good faith as a result of its acting as trustee of this Deed except for any loss arising from the fraud, gross negligence, wilful default, breach of trust, breach of duty under this Deed, breach of any obligations or terms under this Deed or the bad faith of or by the Trustee or any of its directors, officers or employees.

13.2 On any Trustee retiring or being removed as a Trustee, such Trustee shall cease to be under any obligation whatsoever in relation to the Trust hereof or any Trust Property or any matter arising hereunder in relation to the Trust herein declared, except for any loss arising from the fraud, gross negligence, wilful default, breach of trust, breach of duty under this Deed, breach of any obligations or terms under this Deed or the bad faith of or by the Trustee or any of its

directors, officers or employees, which shall have been committed prior to his retirement or removal as a Trustee.

14 Termination

14.1 The Termination Date for the purposes of this Deed means the earlier of the following dates:

(a) the date on which the Trust Period shall expire;

(b) the date on which an order is made or an effective resolution is passed for the winding up of the Company (other than for the purpose of amalgamation or reconstruction); and

(c) the date on which the Scheme Committee shall determine to terminate the Trust established by this Deed.

14.2 All Trust Property on the Termination Date shall, if not in the nature of moneys, be disposed of in such manner and on such terms as the Scheme Committee may deem fit and converted into moneys and the Trust Property comprising only moneys shall, after settling or providing for all liabilities of the Trustee, be distributed to the Participants pro rata according to the number of Trust Shares held by them respectively unless otherwise directed by the Scheme Committee, and the Trustee shall not prefer the interests of any beneficiary or any class of beneficiaries over the others.

15 Attorney and Agent

15.1 The Company shall procure that each Participant authorizes and appoints the Trustee as his agent or attorney with power to do all acts and things (including and without limitation, signing share transfer forms and signing all documents) convenient and necessary in the name of and on behalf of the Participant to give effect to the Scheme, and any act or thing done pursuant to this power will be ratified and confirmed by the Participant.

15.2 The Company shall procure that each Participant agrees to indemnify and hold harmless the Trustee acting as his agent or attorney in accordance with the Rules in respect of all costs, damages or losses of whatever nature arising from so acting.

16 Access to Information

Upon reasonable notice, so far as it is able to, the Trustee will permit any Participant to inspect and examine, during normal business hours, the audited accounts of the Group.

17 Amendments

The Trustee may at any time with and only with the written consent of the Scheme Committee enter into a supplemental deed to alter, amend, extend, modify or add to the Trust, powers and provisions of this Deed, provided always that no such alteration, amendment, extension, modification or addition shall alter adversely the rights attached to any shares granted prior to such alteration, amendment, extension, modification or addition.

18 Notices

18.1 All notices, demands or other communications required or permitted to be given or made under or in connection with this Deed shall be in writing and delivered personally or sent by prepaid registered post or email or telefax addressed to the intended recipient thereof at his or its address, email or telefax number set forth below or as otherwise notified by that party to each other party from time to time):

To the Company:	**BELIVE HOLDINGS**	
	Address: 29 Media Circle #09-06, Alice@Mediapolis, Singapore 138565	
	Attention: Mr. Latif Sim	
	Email: latif.sim@belive.sg	
To the Trustee:	**SINGAPORE GLOBAL TRUST PTE. LTD**	
	Address: 26A Ann Siang Road #04-00, Singapore 069706	
	Attention: Mr. Ong Chee Keong	
	Email: sginfo@sgtrust.com	
To the Nominee:	**BSIP (BVI) COMPANY LIMITED**	
	Address: 26A Ann Siang Road #04-00, Singapore 069706	
	Attention: Mr. Ong Chee Keong	
	Email: sginfo@sgtrust.com	

18.2 Any such notice or communication shall be deemed to have been duly served:

(a) if delivered by hand, at the time of delivery; or

(b) if posted by prepaid ordinary mail, at the expiration of seven (7) days after the envelope containing the same shall have been put into the post; or

(c) if sent by facsimile, upon the receipt by the sender of the confirmation note indicating that the notice or communication has been sent in full to the recipient's facsimile machine, or such other similar medium of receipt;

(d) if sent by email, only upon the sender's receipt of a proper delivery acknowledgement; or

(e) if sent by courier, at the expiration of three (3) days after the package containing the same shall have been received by the relevant courier company.

In proving such service, it shall be sufficient to prove that delivery by hand was made or that the envelope containing such notice or document was properly addressed and posted as a prepaid ordinary mail letter or that the facsimile confirmation note indicates the transmission was successful, or the package as the case may be containing such notice or document was properly addressed and sent to the relevant courier company.

19 Waiver

19.1 Failure to exercise or enforce, or a delay in exercising or enforcing, or the partial exercise or enforcement of, a right, power or remedy provided by law or under this Deed by a party does not preclude, or operate as a waiver of, the exercise or enforcement, or further exercise or enforcement, of that or any other right, power or remedy provided by law or under this Deed.

19.2 A waiver or consent given by a party under this Deed is only effective and binding on that party if it is given or confirmed in writing by that party.

20 Scheme Rules

The Rules of the Scheme, as amended from time to time, are incorporated into and have effect as if set out in the body of this Deed. To the extent of any inconsistency between the terms of this Deed and the Scheme, the terms of the Scheme shall prevail.

21 Counterparts

This Deed may be executed in any number of counterparts and by the parties on separate counterparts. Each counterpart constitutes the deed of each party who has executed and delivered that counterpart.

22 Contracts (Rights of Third Parties) Act 2001

Unless otherwise expressly provided for in this Deed, a person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 2001 to enforce any of the provisions of this Deed.

23 Governing Law

This Deed shall be governed by, and construed in accordance with, the laws of Singapore. In respect of any legal action or proceedings arising out of or in connection with this Deed, the parties irrevocably submit to the jurisdiction of the courts of Singapore. That submission shall not affect the right of the Company to institute proceedings in any other jurisdiction.

EXECUTED AS A DEED
SIGNED, SEALED, AND DELIVERED

Witnessed in the presence of

Name of Witness: MARN YI QIN CHARLENE
Identification Number of Witness: S9044216C
Address of Witness: 1E CANTONMENT ROAD, #48-59, S(085501)
Date:

Name: ZHANG YANL
Designation: DIRECTOR
For and on behalf of
BSIP (BVI) COMPANY LIMITED
Date:

EXECUTED AS A DEED
SIGNED, SEALED, AND DELIVERED

Witnessed in the presence of

Name of Witness: MARN YI QIN CHARLENE
Identification Number of Witness: S9044216C
Address of Witness: 1E CANTONMENT ROAD, #48-59, S(085501)
Date:

Name: ONG CHEE KEONG
Designation: CFO
For and on behalf of
SINGAPORE GLOBAL TRUST PTE. LTD.
Date:

EXECUTED AS A DEED
SIGNED, SEALED, AND DELIVERED

Witnessed in the presence of

Name of Witness: MARN YI QIN CHARLENE
Identification Number of Witness: S9044216C
Address of Witness: 1E CANTONMENT ROAD, #48-59, S(085501)
Date:

Name: ABDUL LATIF BIN ZAINAL
Designation: DIRECTOR
For and on behalf of
BELIVE HOLDINGS
Date: